First Quarter 2019 Earnings Call April 2019

Forward-Looking Statements This presentation and responses to various questions contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements present our current expectations and projections relating to our business, financial condition and results of operations, and do not refer to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “likely” and other words and terms of similar meaning. The forward-looking statements include statements regarding: our future financial performance including our outlook for full fiscal year 2019; our expectation that our new credit models and strategies will be deployed in the first half of 2019 and that our partner underwriting and technology will be optimized in the first half of 2019; our perspectives on 2019, including our expectations regarding revenue, growth rate of revenue, net charge-offs, gross margin, operating expenses, operating margins, Adjusted EBITDA, net income, diluted earnings per share, loan loss provision, direct marketing and other cost of sales and Adjusted EBITDA margin; our expectations regarding regulatory trends; our expectations regarding the cumulative loss rate as a percentage of originations for the 2018 vintage and 2019 vintage; our growth strategies and our ability to effectively manage that growth; anticipated key marketing and underwriting initiatives; new and expanded products like a lower-priced installment product in the UK; our expectations regarding the future expansion of the states in which our products are offered; the cost of customer acquisition, new customer originations, the efficacy and cost of our marketing efforts, our plan to maintain our UK portfolio balances through the second half of 2019 in advance of regulatory clarity on complaints; expanded marketing channels and new and growing marketing partnerships; continued growth and investment in data science and analytics; our focus on expanding partner channels in the second half of 2019; and additional bank partnerships. Forward‐looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement. These risks and uncertainties include, but are not limited to: the Company’s limited operating history in an evolving industry; new laws and regulations in the consumer lending industry in many jurisdictions that could restrict the consumer lending products and services the Company offers, impose additional compliance costs on the Company, render the Company’s current operations unprofitable or even prohibit the Company’s current operations; scrutiny by regulators and payment processors of certain online lenders’ access to the Automated Clearing House system to disburse and collect loan proceeds and repayments; a lack of sufficient debt financing at acceptable prices or disruptions in the credit markets; the impact of competition in our industry and innovation by our competitors; our ability to prevent security breaches, disruption in service and comparable events that could compromise the personal and confidential information held in our data systems, reduce the attractiveness of our platform or adversely impact our ability to service loans; customer complaints or negative public perception could harm our business and other risks related to litigation, compliance and regulation. Additional factors that could cause actual results to differ are discussed under the heading "Risk Factors" and in other sections of the most recent Annual Report on Form 10-K and in the Company's other current and periodic reports filed from time to time with the SEC. All written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements regarding risks and uncertainties that are included in our public communications. You should evaluate all forward-looking statements made in this presentation in the context of these risks and uncertainties. Neither we nor any of our respective agents, employees or advisors intend or have any duty or obligation to supplement, amend, update or revise any of the forward-looking statements contained in this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. The information and opinions contained in this presentation are provided as of the date of this presentation and are subject to change without notice. This presentation has not been approved by any regulatory or supervisory agency. See Appendix for additional information and definitions. 2

Elevate celebrates 5 year milestone Revenue (MILLIONS) $7 Billion $787 in loan originations1 Adjusted EBITDA3 (MILLIONS) $116 Net Income Saved the customer (MILLIONS) $72 $13 $5.2 Billion -$47 -$45 2 over payday loans 2013 2018 2013 2018 2013 2018 2.2 Million 1 4 3 2 customers served Products Bank Countries Partners 3

First Quarter 2019 Highlights • Record quarterly net income of $13.4 million • Strong credit quality – Near-record low past due loan balances – Annual 2019 charge-off curve is best in Company’s history • Low CAC of $221 – 25% lower than Q1 2018 • Rise portfolio originated by FinWise Bank growing rapidly – $47 million in loan portfolio to date – $19 million increase in portfolio in Q1 • Revenue and loans receivable-principal approximately flat with Q1 2018 4

Business Updates 2018 Event 2019 Status Delays in new credit Fraud tools in place models & strategies Credit scores developed and being deployed Expansion of partner Partner channel will be focus in 2H 2019 channels Lower complaint volumes UK Complaints Waiting for regulatory clarity from FCA 5

Growth in key financial measures ($ in millions) Ending Combined Loans Revenue +3-6% 1 +17% Receivables - Principal +5% $649 +1% $811-$834 +28% $618 +16% $787 $567 $575 +34% $673 +35% $481 $580 +59% +77% $356 $434 +177% +280% $274 YTD $202 $190 $73 $72 2013 2014 2015 2016 2017 2018 2019 2013 2014 2015 2016 2017 2018 1Q18 1Q19 Guidance Net Income / (Loss) 3 Adjusted EBITDA2 +12-21% +100-140% +33% $130-$140 +116% $25-$30 +45% $116 $87 $13 YTD $13 YTD $6 +223% $60 $45 $19 As adjusted -$20 -$22 -$45 -$55 -$47 -$52 2013 2014 2015 2016 2017 2018 2019 2013 2014 2015 2016 2017 2018 2019 Guidance Guidance Ending combined loans receivable – principal, Adjusted EBITDA and Adjusted Net Income are non-GAAP financial measures. See appendix for a reconciliation to a GAAP measure. 6

Stable credit quality and customer acquisition costs Cumulative principal loss rates as a percentage of Customer Acquisition Cost originations by loan vintage 35% $350 30% $297 $300 25% $255 $256 $245 $250 20% 2017 $235 $237 2018 $221 15% $200 10% $150 5% 2019 0% $100 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 2013 2014 2015 2016 2017 2018 1Q19 Months since origination 2013 2014 2015 2016 2017 2018 2019 CAC Top Target Range $300 Bottom Target Range $250 2018 and 2019 loan vintages are not yet fully matured. 7

Continued margin expansion % of Gross Revenues 2015 2016 2017 2018 1Q 2019 Gross Revenue 100% 100% 100% 100% 100% Loan Loss Provision 54% 55% 53% 52% 46% Direct Marketing and 18% 14% 14% 13% 9% Other Cost of Sales Gross Margin 29% 31% 33% 35% 45% Operating Expenses 25% 21% 20% 20% 21% Adjusted EBITDA 1 4% 10% 13% 15% 24% Margin Adjusted EBITDA margin is a non-GAAP financial measure. See Appendix for a reconciliation to GAAP measure. 8

Amended Credit Facilities • Significant reduction in cost of capital to LIBOR +7.5% from LIBOR +13% • Rise and Sunny facilities repriced February 1, 2019 • Elastic facility reprices July 1, 2019 • Funding cost locked at 10.3% for existing $530 million of debt for five years • Total size of facilities increases to more than $1B ($500 million in availability) including new facility (SPV) for FinWise • 20% revolver component every Q1 (allows us to paydown during Q1 seasonality and reborrow at later time) • Net $33 million repaid under revolver during Q1 2019 See press release: “Elevate Announces Amended Credit Facilities with Victory Park Capital” February 11, 2019 9

2019: Focus on Foundation for Growth Amended Deploy next Optimize partner Maintain UK credit facilities generation credit underwriting portfolio models and and technology balances in strategies advance of regulatory clarity on complaints 1H 1H 2H 10

2019 Outlook – Margin Expansion with Slower Growth ($ in millions) Revenue Adjusted EBITDA1 +3-6% $811-$834 +12-21% $130-$140 +17% $787 $673 +33% $116 $87 YTD YTD $45 $190 2017 2018 2019 Guidance 2017 2018 2019 Guidance Net Income2 Diluted EPS3 +96-132% +100-140% $25-$30 $0.55-$0.65 YTD YTD +75% +116% $0.30 $13 $13 $0.28 $0.16 $6 As adjusted As adjusted 2017 2018 2019 Guidance 2017 2018 2019 Guidance Adjusted EBITDA and Adjusted Net Income are non-GAAP financial measures. See appendix for a reconciliation to a GAAP measure. 11

We believe everyone deserves a lift. 1212

Appendix 13

Footnotes Page 3: 1 Originations and customers from 2002-March 2019, attributable to the combined current and predecessor direct and branded products. 2 For the period from 2013 to March 31, 2019. Based on the average effective APR of 126% for the three months ended March 31, 2019. This estimate, which has not been independently confirmed, is based on our internal comparison of revenues from our combined loan portfolio and the same portfolio with an APR of 400%, which is the approximate average APR for a payday loan according to the Consumer Financial Protection Bureau, or the "CFPB.“ 3 Adjusted EBITDA is not a financial measure prepared in accordance with GAAP. Adjusted EBITDA represents our net income (loss), adjusted to exclude: net interest expense primarily associated with notes payable under the VPC Facility, EF SPV Facility, and ESPV Facility used to fund or purchase loans; foreign currency gains and losses associated with our UK operations; depreciation and amortization expense on fixed assets and intangible assets; loss on discontinued operations; non-operating income (loss); share-based compensation expense and income tax expense (benefit). See the Appendix for a reconciliation to GAAP net income (loss). Page 6: 1 Ending combined loans receivable - principal is a non-GAAP financial measure. See appendix for a reconciliation to a GAAP measure. 2 Adjusted EBITDA is not a financial measure prepared in accordance with GAAP. Adjusted EBITDA represents our net income (loss), adjusted to exclude: net interest expense primarily associated with notes payable under the VPC Facility, EF SPV Facility, and ESPV Facility used to fund or purchase loans; foreign currency gains and losses associated with our UK operations; depreciation and amortization expense on fixed assets and intangible assets; loss on discontinued operations; non-operating income (loss); share-based compensation expense and income tax expense (benefit). See the Appendix for a reconciliation to GAAP net income (loss). 3 2017 adjusted net income of $5.5 million is not a financial measure prepared in accordance with GAAP. Adjusted net income for 2017 represents our $6.9 million net loss for the year ended December 31, 2017, adjusted to exclude the impact of $12.5 million in tax expense incurred during the fourth quarter of 2017 due to the enactment of the Tax Cuts and Jobs Act. Page 8: 1 Adjusted EBITDA margin is not a financial measure prepared in accordance with GAAP. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue. Adjusted EBITDA represents our net income (loss), adjusted to exclude: net interest expense primarily associated with notes payable under the VPC Facility, EF SPV Facility, and ESPV Facility used to fund or purchase loans; foreign currency gains and losses associated with our UK operations; depreciation and amortization expense on fixed assets and intangible assets; loss on discontinued operations; non-operating income (loss); share-based compensation expense and income tax expense (benefit). See the Appendix for a reconciliation to GAAP net income (loss). 14

Footnotes (continued) Page 11: 1 Adjusted EBITDA is not a financial measure prepared in accordance with GAAP. Adjusted EBITDA represents our net income (loss), adjusted to exclude: net interest expense primarily associated with notes payable under the VPC Facility, EF SPV Facility, and ESPV Facility used to fund or purchase loans; foreign currency gains and losses associated with our UK operations; depreciation and amortization expense on fixed assets and intangible assets; non-operating income (loss); share-based compensation expense and income tax expense (benefit). See the Appendix for a reconciliation to GAAP net income (loss). 2 2017 adjusted net income of $5.5 million is not a financial measure prepared in accordance with GAAP. Adjusted net income for 2017 represents our $6.9 million net loss for the year ended December 31, 2017, adjusted to exclude the impact of $12.5 million in tax expense incurred during the fourth quarter of 2017 due to the enactment of the Tax Cuts and Jobs Act. 3 Adjusted diluted EPS for 2017 represents our $(0.20) diluted loss per share for the year ended December 31, 2017, adjusted to exclude the $0.36 per share impact of tax expense incurred during the fourth quarter of 2017 due to the enactment of the Tax Cuts and Jobs Act. 15

Non-GAAP financials reconciliation Adjusted EBITDA Reconciliation Three months ended For the years ended December 31, March 31, ($mm) 2018 2017 2016 2015 2014 2013 2019 2018 Net income (loss) $ 13 (7) (22) (20) (55) $ (45) $ 13 9 Adjustments: Net interest expense 79 73 64 37 13 - 19 19 Stock-based compensation 8 6 2 1 1 - 3 2 Foreign currency transaction (gain) loss 2 (3) 9 2 1 - - - Depreciation and amortization 13 10 11 9 8 5 4 3 Non-operating expense (income) - (2) - (6) - (1) - - Income tax expense (benefit) 1 10 (3) (5) (21) (9) 6 4 Loss on discontinued operations - - - - - 2 - - Adjusted EBITDA $ 116 87 60 19 (53) $ (47) $ 45 37 Adjusted EBITDA Margin 15% 13% 10% 4% -19% -65% 24% 19% Adjusted EBITDA is a non-GAAP financial measure. The Company’s Adjusted EBITDA guidance does not include certain charges and costs. The adjustments in future periods are generally expected to be similar to the kinds of charges and costs excluded from Adjusted EBITDA in prior periods, such as the impact of income tax benefit or expense, non-operating income, foreign currency transaction gain or loss associated with our UK operations, net interest expense, stock-based compensation expense and depreciation and amortization expense, among others. The Company is not able to provide a reconciliation of the Company’s non-GAAP financial guidance to the corresponding GAAP measure without unreasonable effort because of the uncertainty and variability of the nature and amount of these future charges and costs. 16

Combined loans reconciliation Combined Loan Adjustment Summary (dollars in thousands) Mar 31, 2019 Dec 31, 2018 Sep 30, 2018 Jun 30, 2018 Mar 31, 2018 Company Owned Loans Loans receivable - principal, current, company owned 491,208 543,405 525,717 493,908 471,996 Loans receivable - principal, past due, company owned 55,286 68,251 69,934 58,949 60,876 Loans receivable - principal, total, company owned 546,494 611,656 595,651 552,857 532,872 Loans receivable - finance charges, company owned 32,491 41,646 36,747 31,519 31,181 Loans receivable - company owned 578,985 653,302 632,398 584,376 564,053 Allowance for loan losses on loans receivable, company owned (76,457) (91,608) (89,422) (76,575) (80,497) Loans receivable, net, company owned 502,528 561,694 542,976 507,801 483,556 Third Party Loans Company Guaranteed Loans receivable - principal, current, guaranteed by company 27,941 35,529 36,649 35,114 33,469 Loans receivable - principal, past due, guaranteed by company 696 1,353 1,661 1,494 1,123 Loans receivable - principal, total, guaranteed by company1 28,637 36,882 38,310 36,608 34,592 Loans receivable - finance charges, guaranteed by company2 2,164 2,944 3,103 2,777 2,612 Loans receivable - guaranteed by company 30,801 39,826 41,413 39,385 37,204 Liability for losses on loans receivable, guaranteed by company (3,242) (4,444) (4,510) (3,956) (3,749) Loans receivable, net, guaranteed by company2 27,559 35,382 36,903 35,429 33,455 1 Represents loans originated by third-party lenders through the CSO programs, which are not included in our financial statements. 2 Represents finance charges earned by third-party lenders through CSO programs, which are not included in our financial statements. 17

Combined loans reconciliation (continued) Combined Loan Adjustment Summary (dollars in thousands) Mar 31, 2019 Dec 31, 2018 Sep 30, 2018 Jun 30, 2018 Mar 31, 2018 Combined Loans Receivable3 Combined loans receivable - principal, current 519,149 578,934 562,366 529,022 505,465 Combined loans receivable - principal, past due 55,982 69,604 71,595 60,443 61,999 Combined loans receivable - principal 575,131 648,538 633,961 589,465 567,464 Combined loans receivable - finance charges 34,655 44,590 39,850 34,296 33,793 Combined loans receivable 609,786 693,128 673,811 623,761 601,257 Combined Loan Loss Reserve3 Allowance for loan losses on loans receivable, company owned (76,457) (91,608) (89,422) (76,575) (80,497) Liability for losses on loans receivable, guaranteed by company (3,242) (4,444) (4,510) (3,956) (3,749) Combined loan loss reserve (79,699) (96,052) (93,932) (80,531) (84,246) 3 Non-GAAP measure. 18

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